UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 25, 2006

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction	Commission	(I.R.S. Employer
of Incorporation or	File number	Identification Number)
Organization)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including
area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition

On April 25, 2006, Mothers Work, Inc. (“Mothers Work” or the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for its second fiscal quarter ended March 31, 2006.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G, including net income before stock option expense, Adjusted EBITDA (operating income before deduction for the following non-cash charges: (i) depreciation and amortization expense; (ii) loss on impairment of long-lived assets; (iii) loss on disposal of assets; and (iv) stock-based employee compensation expense), together with the percentage of net sales represented by Adjusted EBITDA.  Mothers Work believes that these non-GAAP financial measures provide useful information about the Company’s results of operations to both investors and management.  Adjusted EBITDA is provided because management believes it is an important measure of financial performance used in the retail industry to measure operating results, to determine the value of companies within the industry and to define standards for borrowing from institutional lenders. Mothers Work uses Adjusted EBITDA as a measure of the performance of the Company. Net income before stock option expense is provided in order to facilitate comparison of current financial results with the Company's operating results prior to the implementation of FAS 123(R). Mothers Work provides Adjusted EBITDA and net income before stock option expense to investors to assist them in performing their analysis of its historical operating results. The non-GAAP financial measures reflect measures of the Company’s operating results before consideration of certain non-cash charges and consequently, they should not be construed as an alternative to net income or operating income as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with generally accepted accounting principles. Mothers Work may calculate Adjusted EBITDA and net income before stock option expense differently than other companies.

With respect to the non-GAAP financial measures discussed in the press release, Mothers Work has provided, either in the text of or as an attachment to such press release, a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

The disclosure in this Current Report, including in the Exhibit attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 9.01. Financial Statements and Exhibits

The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued April 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 28, 2006	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued April 25, 2006.